Condensed Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Operating costs and expenses
General and administrative	$ 7,029	$ 2,647
Research and development	1,689	2,051
Total operating costs and expenses	8,718	4,698
Operating loss	(8,718)	(4,698)
Other income (expense)
Interest and dividend income	187	109
Gain on fair market value of financial instruments	60,300	1
Interest and other expense	(87)	(84)
Total other income	60,400	26
Net income (loss)	51,682	(4,672)
Net income (loss) attributable to non-controlling interest	(150)	(200)
Net income (loss) attributable to common stockholders	$ 51,832	$ (4,472)
Net income (loss) per common share - basic (in Dollars per share)	$ 0.75	$ (0.11)
Net income (loss) per common share - diluted (in Dollars per share)	$ 0.58	$ (0.11)
Weighted average shares outstanding - basic (in Shares)	64,463,000	59,425,000
Weighted average shares outstanding - diluted (in Shares)	83,079,000	59,425,000